Ariel Fund
Ariel Appreciation Fund
Ariel Focus Fund

THE PATIENT INVESTOR

Quarterly Report
June 30, 2008

ARIEL INVESTMENTS

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor and this Quarterly Report, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in this report is not sufficient to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.

The Funds invest primarily in small and mid-sized companies. Investing in small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Additionally, the Ariel Focus Fund is a non-diversified fund, which means its investments are concentrated in fewer names than diversified funds, such as Ariel Fund and Ariel Appreciation Fund. Ariel Focus Fund generally holds 20 stocks and therefore may be more volatile than a more diversified investment.

Performance data quoted is past performance and does not guarantee future results. The performance stated in this document assumes the reinvestment of dividends and capital gains. We caution shareholders that we can never predict or assure future returns on investments. The investment return and principal value of an investment with our Funds will fluctuate over time so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted in this report. For the period ended June 30, 2008, the average annual total returns for the one-, five- and ten-year periods for Ariel Fund and Ariel Appreciation Fund were -29.29%, 4.41% and 6.27%; and -21.05%, 5.33% and 6.51%, respectively. For the period ended June 30, 2008, the average annual total returns of Ariel Focus Fund for the one-year and since inception (June 30, 2005) periods were -15.48% and 1.67%. To access our performance data current to the most recent month-end, visit our web site, arielinvestments.com.

As of September 30, 2007, Ariel Fund and Ariel Appreciation Fund had annual expense ratios of 1.03% and 1.12%, respectively. As of September 30, 2007, Ariel Focus Fund had an annual net expense ratio of 1.25% and a gross expense ratio of 1.63%. The Fund’s adviser, Ariel Investments, LLC is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2009. After that date, there is no assurance such expenses will be limited.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current prospectus which contains this and other information about the funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our web site, arielinvestments.com. Please read the prospectus carefully before investing. Distributed by Ariel Distributors, LLC.

ARIEL INVESTMENT TRUST

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com

CONTENTS

2	The Patient Investor

5	Company Spotlights

8	Ariel Fund

12	Ariel Appreciation Fund

16	Ariel Focus Fund

20	Notes to Schedule of Investments

21	Board of Trustees

Turtle Talk with our Investment Specialists

My day-to-day expenses are taking a bigger bite out of each paycheck, so it’s harder for me to stay focused on my retirement goals which seem so far off. I’m struggling with balancing “now” versus “later.”

—Sam M., Oxford, OH

Khoa: You raise an important issue that many investors are grappling with today. It can be hard to save when gas is more than $4 a gallon and everything from food prices to utility bills are on the rise. But “now” is always a good time to invest. People rarely get rich on a paycheck alone. Real wealth is built over time, and history has shown repeatedly that investing in the stock market is one of the best ways to achieve financial freedom.

Even small amounts invested regularly can make a big difference over the long-term, which is why I am a fan of automatic investment programs—they enable you to put your savings and investing on autopilot. Here is how it works. Once a month, you can have $50 (or more) deducted from your bank account or paycheck and deposited into your Ariel Investments account. Because it’s automatic, our shareholders have found they are less likely to give up when times get tough.

Need more convincing? Investing just $50 a month consistently over 25 years grows to $47,868 (assuming an average annual return of 8%). As your financial situation improves, you can increase your contribution and the story gets even better. Take a look at the chart below. By investing $100 a month, you could have $95,737 over the same 25 year timeframe! This is the power of compounding and something you cannot afford to miss.

As I always say, slow and steady wins the race and we can help you get started and keep going. Call us toll free at 800.292.7435 and ask for me directly or visit us at arielinvestments.com.

Note: A program of regular investing does not assure a profit or protect against depreciation in a declining market. The examples show the benefits of an automatic investment program and assume regular monthly investments over 25 years at an 8% annual return. Examples are illustrative only and are not indicative of any specific return you may receive from a particular investment.

Dear Fellow Shareholder: In our 25-year history, Ariel has witnessed many market environments. So far, 2008 ranks among the toughest. We are not alone. According to the July 7, 2008 issue of Barron’s, “…[It’s] the stock market’s worst June in 78 years and worst half since 1970…”

For the quarter ending June 30, 2008, the small and mid-sized issues comprising Ariel Fund lost -9.2%, substantially trailing the style-similar Russell 2500 Value Index which fell -1.2%. Across the board, the more expensive core and growth stock indices bested their value counterparts as was the case for the Russell 2500 Index which eked out a +1.4% gain. Difficult environment or not, make no mistake, we are disappointed in Ariel Fund’s results. Meanwhile, Ariel Appreciation Fund lost -3.0% versus a marginal +0.1% increase for the Russell Midcap Value Index and a +2.7% gain for the Russell Midcap Index. Our same philosophy worked considerably better in our concentrated mid- and large-cap Ariel Focus Fund, which outperformed its primary benchmark. Although the 22-stock portfolio dropped -3.7% during the period, the Russell 1000 Value Index racked up a bigger -5.3% loss. As with other core indices, the Russell 1000 Index lost the least, -1.9%, while the broad market as measured by the S&P 500 Index fell -2.7%.

The obvious question is: why has this bear market been so much tougher than times past? We attempt to address this question with a two-pronged approach. First, we dissected our portfolios in the context of the investing environment to get at the root cause of our underperformance. Of course there were isolated stock specific issues which all managers confront. But the more significant headwinds were that momentum has worked against our longstanding sector biases, and energy has dealt us a double-whammy. Secondly, in the spirit of continuous learning, we revisit the words of the investing greats for wisdom and inspiration. One such hero just passed away, Sir John Templeton. As many know, his 70-year career was launched just before World War II with $10,000 in borrowed money which he audaciously invested in every stock trading for $1 or less on the New York Stock Exchange. This contrary move generated enormous profits—out of 104 companies, only four became worthless—and serves as a wonderful reminder of the difficulties and eventual rewards that can come from diverging from the crowd.

“In our 25-year history,
Ariel has witnessed many market
environments. So far, 2008
ranks among the toughest.”

arielinvestments.com	800.292.7435

The Tortoise and the Bear

Normally when a bull market ends and a bear market ensues, market leadership reverses course, but that clearly has not happened this time around. Technology stocks soared +231% from late 1998 to early 2000, then fell more than -40% in the first eight months of the bear market that followed. In recent years, the winning hand has been dealt to the highly volatile commodity issues—especially energy-related holdings. Before the market came undone last November, those shares were up +277% for the prior five years. And yet, just eight months into this bear market, those same high octane issues are up another +13% while the overall market is down -16%.

“The obvious question is:
why has this bear market been
so much tougher than times past?”

As The Wall Street Journal recently noted on July 21, 2008, “Momentum investors, who ignore fundamentals in favor of riding waves of market sentiment, have enjoyed big returns this year by piling into energy and materials stocks and betting financials will keep falling. Value investors, who look for stocks at bargain prices, have been battered by continuing declines in beaten down financial shares and by staying away from high flying oil stocks.”

Not surprisingly, our performance has been negatively impacted by our customary weightings in two of the market’s poorest performing sectors—consumer discretionary and financials—as well as our conscious avoidance of commodity stocks. As Morningstar’s July 2008 FundInvestor notes, “In the short run, performance really just tells you what parts of the market are hot.” To that point, in the last twelve months, the very worst performing sectors of the S&P 500 Index (as well as most Russell indices) are consumer discretionary stocks (down -27.9%) and financial issues (down -44.2%). Meanwhile, energy stocks are a huge positive outlier (up +23.1%). The differential between the best and worst performing sectors is a whopping +67.3%—a severe headwind for our strategy by any measure.

This bifurcated environment has ultimately dealt us an unprecedented double-whammy. In most frothy markets, such as the Nifty Fifty bubble, the Internet bubble and even the most recent housing bubble, skyrocketing prices do not actually hurt those who do not invest there—they just do not benefit from the boom. But in this bubble, the record commodity prices that are driving up a small subset of stocks are also burdening many U.S. businesses with surging production and delivery costs which obviously dampen profits.

Against this backdrop, some have pushed us to buy what’s hot and abandon our contrarian roots. It is precisely in times like these—when anxieties run high—that Templeton’s words are more important than ever. He understood these pressures perfectly and stressed: “It is extremely difficult to go against the crowd—to buy when everyone is selling or has sold, to buy when things look darkest, to buy when so many experts are telling you that stocks in general, or in this particular industry, or even in this particular company, are risky right now… And chances are if you buy what everyone is buying you will do so only after it is already overpriced.”

“…it is when pessimism
runs highest that negative
sentiment actually begins to
create a tipping point.”

From Pains to Gains

After the aforementioned analysis, you might be surprised that we are actually brimming with optimism. First, it is when pessimism runs highest that negative sentiment actually begins to create a tipping point. Here Sir John’s perspective was clear, successful and

Quarterly Report June 30, 2008	25 years of patient investing

still holds: “The time of maximum pessimism is the best time to buy, and the time of maximum optimism is the best time to sell.”

Secondly, once all the bad news is out and fear leads stocks to be oversold, the values become abundant. This is precisely what we are seeing right now. Relative to the price earnings multiples of our benchmarks, our portfolios are about as cheap as they have ever been in 25 years. As of June 30, 2008, Ariel Fund and Ariel Appreciation Fund are selling at their largest discount to intrinsic worth when compared to all the years we have calculated this measure for each underlying holding.

Lastly, as we write in late July, we have seen just what happens when a one-way market reverses course. More specifically, from its peak of more than $147, the price of a barrel of oil has fallen -17.4%. This quick drop was like oxygen to our portfolios. As a result, from July 15 to July 29, Ariel Fund has risen +11.5%, Ariel Appreciation Fund is up +9.7% and Ariel Focus Fund has also witnessed an +6.9% jump. In all three cases, each fund outperformed its primary and secondary benchmarks. To be clear, we are not in the oil prediction business. Nor do we wish to overemphasize the short term. But we do believe these results offer an indication of the value that can be unlocked when commodity prices decline. They also show how our portfolios can offer added diversification as an excellent counterweight to other funds or investment managers with big commodity bets.

Portfolio Comings and Goings

During the quarter, we made no new purchases in any of the funds, but exited several positions. In Ariel Fund, we sold our position in Assured Guaranty Ltd. (NYSE: AGO) because we lost confidence in the firm’s competitive position, especially given Berkshire Hathaway’s (NYSE: BRK.B) entrance into the bond guarantor industry. We also sold BearingPoint, Inc. (NYSE: BE), Lee Enterprises, Inc. (NYSE: LEE) and Pitney Bowes Inc. (NYSE: PBI) due to size considerations. Lastly, we sold USG Corp. (NYSE: USG) due to our discomfort with the uncertain future of the housing market. In Ariel Appreciation Fund, we exited McClatchy Co. (NYSE: MNI) due to size considerations. We also sold Moody’s Corp. (NYSE: MCO) when we lost confidence in some of its ratings and management’s ability to navigate the pending legal onslaught. In Ariel Focus Fund, we exited our position in Citigroup Inc. (NYSE: C) based upon our discomfort with the risk embedded in its fixed income portfolios.

“…you might be surprised
that we are actually
brimming with optimism.”

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

arielinvestments.com	800.292.7435

Company Spotlight	Ariel Fund

ACCO Brands Corporation (NYSE: ABD)
300 Tower Parkway
Lincolnshire, IL 60069
800.222.6462
accobrands.com

ACCO Brands Corp. is one of the world’s largest suppliers of office products with well-known, trusted brands including Swingline staplers, GBC binding machines, Kensington computer accessories. Day-Timer personal organizers as well as Wilson Jones binders and notebooks. Although established just three years ago—through a spin-off from Fortune Brands, Inc. and a simultaneous merger with General Binding Corp.—the company’s roots reach back as far as 1893. In fact, its prequel businesses brought us innovations like the three-ring binder, the mass production of paper clips and the popularization of staplers. Through continued advancements like wireless computer mice or pocket-sized multimedia hubs, ACCO Brands continues to shape the way people record, organize and store information.

Impressive Market Position

The company commands an enviable market position—with 85% of its products holding the number one or two spots in their respective categories, making them “must-have” items for mass retailers and office products superstores. And with nearly half its sales coming from international operations, ACCO has one of the broadest geographic footprints in the industry, an important barrier against smaller and less well-funded upstarts. Additionally, the company’s extensive global distribution network enables it to service important multinational office supply retailers.

Jitters on Wall Street

In our view, the investment community has unfairly punished the company’s stock price for guilt by association. Specifically, the three dominant office product superstores—Office Depot, Staples and OfficeMax—have all posted weak or negative same-store sales growth of late. While the economic slowdown and inventory cutbacks by these giants are headwinds for ACCO short-term, we believe Wall Street analysts are overstating the impact these big box stores have on the company. Collectively they comprise only a quarter of ACCO’s sales. And as a diversified firm, ACCO has multiple revenue streams both here at home and abroad.

Integration Update

As a part of the merger with General Binding, management has aggressively focused on phasing out weaker brands in the U.S., Europe and Australia, which will help streamline the company’s core operations. Additionally, we expect the integration to wring unnecessary costs out of the business. In fact, leadership has already closed more than 20 manufacturing and distribution facilities thereby eliminating redundancies and yielding important savings which should fall to the bottom line. Finally, ACCO continues to benefit nicely from paying down the heavy debt levels it took on to become an independent company. Management is keenly focused on this goal—using a heavy portion of free cash flow to reduce debt.

Long-Time Ariel Holding

In our view, ACCO Brands is just the type of slow-and-steady-eddie we want to own—one demonstrating predictable growth, a seasoned management team and best-in-class brands. Our history with the company dates back almost two decades, when Ariel first bought shares of General Binding in 1990. We have held the stock continuously through the formation of ACCO Brands and have continued to build our position. Moreover, beyond our extensive due diligence, we also have hands-on experience with the company as our office is literally stocked with ACCO products.

As of June 30, 2008, shares traded at $11.23, a 53% discount to our $24 estimate of private market value.

Quarterly Report June 30, 2008	25 years of patient investing

Company Spotlight	Ariel Appreciation Fund

Northern Trust Company (NASDAQ: NTRS)
50 South LaSalle Street
Chicago, IL 60603
312.630.6000
northerntrust.com

Founded in Chicago almost 120 years ago, Northern Trust is a premier financial institution concentrating on two core businesses—private banking and corporate & institutional services. Its private banking business, located exclusively in the U.S., is the heritage and flagship of the firm. With over $205 billion in assets under management, Northern is the largest personal trust provider in the country with a strong foothold within the affluent market, a relatively narrow segment. Notably, its 85 domestic offices are within 45 minutes of over half the U.S. millionaire population, providing an important springboard for growth. On the institutional side of its business, Northern’s operations serve a complex global client base of pension plans, public funds, asset managers as well as foundations and endowments.

Five-Star Service

Northern Trust has built its reputation on exceptional client service. In fact, we compare its world-class servicing model more to the hospitality industry than the banking world. In our view, Northern is the Ritz-Carlton of the financial services arena, offering clients a five-star experience. And while every bank talks about the importance of client satisfaction and relationship longevity, Northern’s leadership team understands that these are mission critical components in the personal trust business. After all, clients are choosing the company not only to manage their personal wealth, but the assets of generations to come.

Multinational Strength

Over the years, Northern Trust has strengthened its corporate & institutional services franchise by leveraging domestic products into growth opportunities overseas. In fact, by better capitalizing on global opportunities, the bank’s net income from international activities has increased from 23% in 1997 to almost 50% by the end of 2007. Northern works with institutional clients in over 40 countries across 95 markets, with recent multi-billion dollar business wins in Australia, Canada and Abu Dhabi. Global custody assets have grown significantly—from $675 billion in 2003 to over $2 trillion today—representing half of Northern’s $4 trillion in assets under custody. Given these successes, management continues to dedicate more and more resources internationally. As further demonstration of its global commitment. Northern has scheduled its upcoming board meeting in London.

The Proverbial Tortoise

Ironically, over the past few years, Wall Street has criticized management for being too conservative with its balance sheet. Notably, 92% of the securities in Northern’s portfolio are triple-A rated and the bank consciously sat out of the feeding frenzy on high yield mortgage securities. The decision proved prescient. Northern Trust has virtually no exposure to the sub-prime debacle. And while much of the financial industry was ensnared in the mortgage crisis in 2007, Northern had an exceptional year in terms of net income, assets under custody and earnings per share.

Classic Company

We admire Northern Trust for many reasons, specifically, its long-term track record of growth, which we consider a testament to the firm’s ability to weather all kinds of markets. We also have faith in the bank’s thoughtful, no-nonsense management team and its discipline in allocating capital wisely despite pressure from Wall Street to take on greater risk. A two-time Ariel holding, we first held the stock from 1991 to 1999 and sold when it exceeded our full valuation. We re-initiated a position in 2002 on weakness after the tech wreck. As of June 30, 2008, shares traded at $68.57, a 25% discount to our $91 estimate of intrinsic value.

arielinvestments.com	800.292.7435

Company Spotlight	Ariel Focus Fund

Walt Disney Co. (NYSE: DIS)
500 South Buena Vista Street
Burbank, CA 91521-9722
818.560.1000
disney.com

The Magic Kingdom

The magic of Disney dates back to the early 1920s, when Walt and Roy Disney founded a cartoon studio in their uncle’s garage. The brothers’ boundless imagination became the cornerstone of what today is an international media empire. With a cast of characters unlike any other—from Mickey Mouse and Snow White to Tinker Bell, Peter Pan and Mary Poppins—Disney is synonymous around the world with creativity, quality and family fun.

The Disney brand is so pervasive that many do not even realize the full depth and breadth of the company. Beyond its beloved characters, The Walt Disney Company is powered by four core growth engines: Theme Parks and Resorts with Disneyland and Disney World, among many others; Studio Entertainment which encompasses Disney’s live-action and animated motion pictures as well as the Pixar. Touchstone and Miramax labels; Media Networks representing multiple broadcast, cable, radio, publishing and internet properties; and Consumer Products, the licensing segment which promotes and distributes Disney products.

A Brand Promise

Recognized as one of the world’s best brands, Disney is masterful at developing new franchises that reach broader and broader audiences. Moreover, the company’s incredible infrastructure and distribution network allow its brands to travel easily across venues. For example, the High School Musical and Hannah Montana programs, which originated on The Disney Channel, have transformed into enormously popular and profitable franchises spanning television, movies, live stage shows as well as consumer products. Similarly, the non-Disney branded properties are jewels in their own right. Sports network, ESPN, is a “must-carry” for cable operators and provides an impressive revenue stream for Disney. ABC is another arrow in its quiver with over 231 local stations and a program line-up including top-rated shows like Desperate Housewives, Grey’s Anatomy and World News Tonight. Notably, through cross-promotions, Disney can multiply value for one property through the strength of another. In other words, ESPN’s popularity contributes to ABC’s profits and Pixar’s movie blockbusters can help bolster attendance at Disney World.

Skepticism On The Street

Despite a recent five-year run of double-digit earnings growth, the stock not only stalled, but stumbled late last year—trading at some of its lowest valuations in years. Wall Street worries that recessionary conditions and contracting household budgets will cause consumers to scale back on vacations and movies. Moreover, the analyst community seems overly focused on theme parks—yet they account for only a third of the company’s revenue. Yet, park and resort revenues were up 11% in the year’s first quarter and domestic attendance increased 5%. Although inflation and a weak U.S. dollar are legitimate concerns, the parks also attract significant European money. In our view, investors have lost sight of Disney’s broad diversification and multiple revenue generators.

Worth the Price of Admission

There is no question that weakness in consumer spending may have some short-term impact on Disney’s earnings power. But as value investors, our eyes are set on the long-term. We care more about the company’s underlying business fundamentals and the ability to navigate challenges successfully. In our view, Disney is a quintessential brand with an unassailable and time-tested franchise. We initiated our position this past January and as of June 30, 2008, shares traded at $31.20, a 32% discount to our $46 estimate of private market value.

Quarterly Report June 30, 2008	25 years of patient investing

Ariel Fund Performance Summary	Inception: November 6, 1986

COMPOSITION OF EQUITY HOLDINGS

		Russell
		2500	Russell	S&P
	Ariel	Value	2500	500
	Fund†	Index	Index	Index
Financial services	31.1%	29.8%	19.1%	15.1%
Consumer discretionary & services	28.0%	12.2%	15.8%	10.8%
Producer durables	10.5%	6.5%	8.3%	4.9%
Health care	9.3%	5.0%	11.5%	12.2%
Materials & processing	8.4%	11.9%	10.7%	4.5%
Consumer staples	7.1%	2.6%	2.3%	8.2%
Technology	5.6%	8.4%	11.1%	14.0%
Utilities	0.0%	12.4%	7.0%	7.8%
Other energy	0.0%	6.7%	9.4%	7.3%
Autos & transportation	0.0%	3.7%	4.0%	2.6%
Other	0.0%	0.7%	0.7%	3.8%
Integrated oils	0.0%	0.1%	0.1%	8.8%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	99.9%
Cash, Other Assets & Liabilities	0.1%

Expense Ratio

As of 9/30/2007	1.03%

ABOUT THE FUND

The no-load Ariel Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $1 billion and $5 billion.

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2008

	2nd Quarter	YTD	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Fund	-9.15%	-19.34%	-29.29%	-4.49%	4.41%	6.27%	11.35%
Russell 2500 Value Index	-1.24%	-8.37%	-19.91%	2.19%	10.91%	8.12%	11.85%
Russell 2500 Index	1.39%	-8.11%	-14.28%	4.94%	11.49%	7.50%	11.03%
S&P 500 Index	-2.73%	-11.91%	-13.12%	4.41%	7.58%	2.88%	10.39%

Past performance does not guarantee future results.

THE VALUE OF A $10,000 INVESTMENT IN ARIEL FUND

	TOP TEN EQUITY HOLDINGS

1	Hewitt Associates, Inc. Global provider of human resources and consulting services	5.7%

2	Anixter International Inc. Global distributor of communication products, electrical wire and cable	5.6%

3	IDEX Corp. Industrial product manufacturer	5.3%

4	IMS Health Inc. Global provider of health care data	5.2%

5	Brady Corp. Manufacturer of industrial signage and specialty coated products	4.8%

6	Equifax Inc. Provider of consumer and commercial credit information	4.7%

7	Constellation Brands, Inc. Leading producer and marketer of branded alcohol beverages	4.7%

8	Janus Capital Group Inc. Investment management firm	4.6%

9	CB Richard Ellis Group, Inc. Global commercial real estate services company	4.4%

10	Markel Corp. Specialty insurance provider	4.4%

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500® Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 2500® Index measures the performance of small and mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

arielinvestments.com	800.292.7435

Ariel Fund Schedule of Investments	June 30, 2008 (unaudited)

Number of Shares	COMMON STOCKS—99.91%	Cost	Market Value

	Consumer Discretionary & Services—27.94%
1,500,475	Black & Decker Corp.	$121,537,818	$86,292,317
2,736,200	Gannett Co., Inc.	80,468,182	59,293,454
3,493,050	Hewitt Associates, Inc., Class A (a)	84,336,614	133,888,607
9,464,300	Interpublic Group of Cos., Inc. (a)	98,521,111	81,392,980
6,988,600	McClatchy Co., Class A	238,395,200	47,382,708
990,900	Mohawk Industries, Inc. (a)	70,131,691	63,516,690
2,335,900	Newell Rubbermaid Inc.	59,013,776	39,219,761
4,246,575	Royal Caribbean Cruises Ltd.	165,337,076	95,420,540
1,297,300	Tiffany & Co.	49,284,759	52,864,975
		967,026,227	659,272,032
	Consumer Staples—7.06%
5,577,425	Constellation Brands, Inc., Class A (a)	120,129,733	110,767,660
1,375,853	J.M. Smucker Co.	49,348,070	55,914,666
		169,477,803	166,682,326
	Financial Services—31.08%
5,470,100	CB Richard Ellis Group, Inc. (a)	112,599,321	105,025,920
2,207,300	City National Corp.	158,287,495	92,861,111
3,330,000	Equifax Inc.	126,918,180	111,954,600
3,284,450	HCC Insurance Holdings, Inc.	53,620,566	69,433,273
4,085,600	Janus Capital Group Inc.	50,319,644	108,145,832
1,521,800	Jones Lang LaSalle Inc.	25,226,041	91,597,142
279,825	Markel Corp. (a)	55,915,994	102,695,775
1,957,400	Sotheby’s	66,436,739	51,616,638
		649,323,980	733,330,291
	Health Care—9.31%
1,212,300	Bio-Rad Laboratories, Inc., Class A (a)	74,732,434	98,062,946
5,223,175	IMS Health Inc.	121,784,313	121,699,978
		196,516,747	219,762,924
	Materials & Processing—8.42%
3,312,310	Brady Corp., Class A	58,543,860	114,374,064
1,154,950	Energizer Holdings, Inc. (a)	22,891,602	84,415,296
		81,435,462	198,789,360
	Producer Durables—10.51%
3,408,000	ACCO Brands Corp. (a)(b)	76,759,532	38,271,840
1,836,750	Herman Miller, Inc.	33,636,405	45,716,708
3,363,500	IDEX Corp.	45,281,447	123,911,340
3,988,575	Steelcase Inc., Class A	47,724,289	40,005,407
		203,401,673	247,905,295

Quarterly Report June 30, 2008	25 years of patient investing

Number of Shares	COMMON STOCKS—99.91% (cont’d)	Cost	Market Value

	Technology—5.59%
2,218,775	Anixter International Inc.(a)(b)	$58,438,417	$131,994,925

	Total Common Stocks	2,325,620,309	2,357,737,153

Principal Amount	REPURCHASE AGREEMENT—0.20%	Cost	Market Value

$4,686,640	Fixed Income Clearing Corporation, 1.15%, dated 6/30/2008, due 7/1/2008, repurchase price $4,686,789, (collateralized by Federal Home Loan Mortgage Corp., 3.13%, due 5/6/2010)	$4,686,640	$4,686,640
	Total Investments—100.11%	$2,330,306,949	2,362,423,793
	Liabilities less Other Assets—(0.11%)		(2,618,976)
	NET ASSETS—100%		$2,359,804,817

(a)	Non-income producing.
(b)	Affiliated company (See Note Three).

A category may contain multiple industries as defined by the Standard Industrial Classification system.

See Notes to Schedules of Investments.

arielinvestments.com	800.292.7435

Ariel Fund Statistical Summary (ARGFX)	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
Company	Ticker Symbol	Price 6/30/08	Low	High	2006 Actual Calendar	2007 Actual Calendar	2008 Estimated Calendar	2006 Actual P/E	2007 Actual P/E	2008 Estimated P/E	Market Cap. ($MM)

McClatchy Co.	MNI	6.78	6.67	28.73	3.13	1.62	0.90	2.2	4.2	7.5	557
ACCO Brands Corp.	ABD	11.23	11.21	26.09	1.00	1.37	1.41	11.2	8.2	8.0	609
Steelcase Inc.	SCS	10.03	9.34	19.31	0.72	0.99	0.97	13.9	10.1	10.3	1,355
Herman Miller, Inc.	MLHR	24.89	22.25	33.89	1.71	2.27	2.47	14.6	11.0	10.1	1,397
Sotheby’s	BID	26.37	23.75	61.40	1.73	3.25	2.49	15.2	8.1	10.6	1,776
Brady Corp.	BRC	34.53	28.00	44.46	2.18	2.47	2.77	15.8	14.0	12.5	1,855
Jones Lang LaSalle Inc.	JLL	60.19	56.68	124.99	5.16	7.64	6.18	11.7	7.9	9.7	1,915
City National Corp.	CYN	42.07	39.86	78.49	4.66	4.52	3.52	9.0	9.3	12.0	2,035
Anixter International Inc.	AXE	59.49	52.26	88.40	4.23	5.81	6.52	14.1	10.2	9.1	2,134
Bio-Rad Laboratories, Inc.	BIO	80.89	73.05	115.23	3.65	4.29	4.94	22.2	18.9	16.4	2,184
J.M. Smucker Co.	SJM	40.64	40.64	64.32	2.73	3.11	3.49	14.9	13.1	11.6	2,220
HCC Insurance Holdings, Inc.	HCC	21.14	20.48	34.21	2.93	3.38	2.94	7.2	6.3	7.2	2,437
IDEX Corp.	IEX	36.84	25.77	44.99	1.65	1.98	2.20	22.3	18.6	16.7	3,006
Black & Decker Corp.	BDK	57.51	57.33	97.01	6.55	6.03	5.52	8.8	9.5	10.4	3,505
Markel Corp.	MKL	367.00	367.00	554.95	34.87	36.76	26.63	10.5	10.0	13.8	3,647
Hewitt Associates, Inc.	HEW	38.33	29.40	43.00	(0.36)	1.71	2.16	NM	22.4	17.7	3,733
CB Richard Ellis Group, Inc.	CBG	19.20	15.23	42.74	1.46	2.11	1.92	13.2	9.1	10.0	3,880
Interpublic Group of Cos., Inc.	IPG	8.60	7.22	11.85	(0.19)	0.26	0.45	NM	33.1	19.1	4,059
Energizer Holdings, Inc.	ENR	73.09	71.25	119.60	4.63	5.74	6.05	15.8	12.7	12.1	4,202
IMS Health Inc.	RX	23.30	20.01	33.12	1.47	1.60	1.79	15.9	14.6	13.0	4,225
Janus Capital Group Inc.	JNS	26.47	21.65	37.08	0.66	1.10	1.27	40.1	24.1	20.8	4,307
Constellation Brands, Inc.	STZ	19.86	17.21	26.46	1.65	1.50	1.65	12.0	13.2	12.0	4,322
Equifax Inc.	EFX	33.62	31.49	46.30	2.12	2.02	2.49	15.9	16.6	13.5	4,344
Mohawk Industries, Inc.	MHK	64.10	63.00	103.73	7.32	7.40	6.61	8.8	8.7	9.7	4,384
Newell Rubbermaid Inc.	NWL	16.79	16.68	29.88	1.88	1.82	1.77	8.9	9.2	9.5	4,649
Royal Caribbean Cruises Ltd.	RCL	22.47	22.15	43.96	2.95	2.82	2.82	7.6	8.0	8.0	4,780
Gannett Co., Inc.	GCI	21.67	21.52	55.57	4.90	4.56	4.09	4.4	4.8	5.3	4,956
Tiffany & Co.	TIF	40.75	32.84	57.34	2.04	2.42	2.86	20.0	16.8	14.2	5,146

Note: Holdings are as of June 30, 2008. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2008 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and June 30, 2008 stock price. NM=Not Meaningful.

Quarterly Report June 30, 2008	25 years of patient investing

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

COMPOSITION OF EQUITY HOLDINGS

		Russell
	Ariel	Midcap	Russell	S&P
	Appreciation	Value	Midcap	500
	Fund†	Index	Index	Index
Financial services	35.0%	30.4%	19.0%	15.1%
Consumer discretionary & services	33.2%	11.9%	15.6%	10.8%
Health care	12.7%	4.1%	7.3%	12.2%
Consumer staples	7.1%	6.2%	4.1%	8.2%
Producer durables	6.0%	5.1%	7.8%	4.9%
Technology	3.4%	6.1%	11.0%	14.0%
Materials & processing	2.6%	8.9%	9.2%	4.5%
Utilities	0.0%	14.8%	9.8%	7.8%
Other energy	0.0%	8.1%	11.0%	7.3%
Autos & transportation	0.0%	3.1%	3.0%	2.6%
Other	0.0%	1.3%	1.7%	3.8%
Integrated oils	0.0%	0.0%	0.5%	8.8%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	99.8%
Cash, Other Assets & Liabilities	0.2%

Expense Ratio

As of 9/30/2007	1.12%

ABOUT THE FUND

The no-load Ariel Appreciation Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $2.5 billion and $15 billion.

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2008

	2nd Quarter	YTD	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Appreciation Fund	-3.04%	-11.98%	-21.05%	-0.26%	5.33%	6.51%	10.63%
Russell Midcap Value Index	0.07%	-8.58%	-17.09%	4.97%	13.00%	8.45%	12.18%
Russell Midcap Index	2.67%	-7.57%	-11.19%	6.84%	13.07%	8.10%	11.94%
S&P 500 Index	-2.73%	-11.91%	-13.12%	4.41%	7.58%	2.88%	9.58%

Past performance does not guarantee future results.

THE VALUE OF A $10,000 INVESTMENT IN ARIEL APPRECIATION FUND

	TOP TEN EQUITY HOLDINGS

1	Accenture Ltd Global management consulting and technology services firm	5.8%

2	IMS Health Inc. Global provider of health care data	4.2%

3	Baxter International Inc.	4.2%
	Diversified health care manufacturer

4	Thermo Fisher Scientific Inc. Distributor of scientific equipment and instruments	4.2%

5	Constellation Brands, Inc. Leading producer and marketer of branded alcohol beverages	4.1%

6	Pitney Bowes Inc. Manufacturer of postage meters and related mailing equipment	3.9%

7	Equifax Inc. Provider of consumer and commercial credit information	3.9%

8	Hewitt Associates, Inc. Global provider of human resources and consulting services	3.9%

9	Carnival Corp. Worldwide cruise company	3.8%

10	Janus Capital Group Inc. Investment management firm	3.8%

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap® Value Index measures the performance of mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell Midcap® Index measures the performance of mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

arielinvestments.com	800.292.7435

Ariel Appreciation Fund Schedule of Investments	June 30, 2008 (unaudited)

Number of Shares	COMMON STOCKS—99.76%	Cost	Market Value

	Consumer Discretionary & Services—33.14%
2,381,100	Accenture Ltd, Class A	$35,063,636	$96,958,392
735,600	Black & Decker Corp.	27,179,544	42,304,356
1,919,150	Carnival Corp.	65,772,813	63,255,184
3,143,600	CBS Corp., Class B	77,462,472	61,268,764
2,014,950	Gannett Co., Inc.	111,165,168	43,663,967
1,678,100	Hewitt Associates, Inc., Class A (a)	45,916,869	64,321,573
4,373,475	Interpublic Group of Cos., Inc. (a)	36,241,351	37,611,885
419,300	Mohawk Industries, Inc. (a)	29,210,685	26,877,130
1,053,600	Omnicom Group Inc.	30,564,169	47,285,568
817,300	Tiffany & Co.	31,052,750	33,304,975
933,500	Yum! Brands, Inc.	10,416,470	32,756,515
		500,045,927	549,608,309
	Consumer Staples—7.08%
951,672	Clorox Co.	37,327,203	49,677,278
3,413,900	Constellation Brands, Inc., Class A (a)	72,240,468	67,800,054
		109,567,671	117,477,332
	Financial Services—34.90%
239,500	Aflac Inc.	10,718,889	15,040,600
2,766,075	CB Richard Ellis Group, Inc. (a)	69,023,447	53,108,640
1,204,200	City National Corp.	86,459,629	50,660,694
698,322	Dun & Bradstreet Corp.	17,041,841	61,200,940
1,920,800	Equifax Inc.	42,540,950	64,577,296
537,100	Franklin Resources, Inc.	20,777,883	49,225,215
1,303,500	HCC Insurance Holdings, Inc.	39,709,391	27,555,990
2,359,500	Janus Capital Group Inc.	27,432,245	62,455,965
842,700	Jones Lang LaSalle Inc.	72,653,293	50,722,113
835,100	Northern Trust Corp.	24,933,118	57,262,807
1,481,500	Sotheby’s	48,177,308	39,067,155
851,400	T. Rowe Price Group, Inc.	14,485,183	48,078,558
		473,953,177	578,955,973
	Health Care—12.64%
1,092,150	Baxter International Inc.	22,562,673	69,832,071
3,021,460	IMS Health Inc.	47,617,657	70,400,018
1,245,354	Thermo Fisher Scientific Inc. (a)	18,747,995	69,403,578
		88,928,325	209,635,667
	Materials & Processing—2.63%
597,500	Energizer Holdings, Inc.(a)	47,817,008	43,671,275

	Producer Durables—5.95%
707,800	Illinois Tool Works Inc.	38,063,057	33,627,578
1,908,075	Pitney Bowes Inc.	68,185,224	65,065,358
		106,248,281	98,692,936

Quarterly Report June 30, 2008	25 years of of patient investing

Number of Shares	COMMON STOCKS—99.76% (cont’d)	Cost	Market Value

	Technology—3.42%
953,800	Anixter International Inc.(a)	$60,183,757	$56,741,562

	Total Common Stocks	1,386,744,146	1,654,783,054

Principal Amount	REPURCHASE AGREEMENT—0.02%	Cost	Market Value

$281,165	Fixed Income Clearing Corporation, 1.15%, dated 6/30/2008, due 7/1/2008, repurchase price $281,174, (collateralized by Federal Home Loan Mortgage Corp., 3.13%, due 5/6/2010)	$281,165	$281,165
	Total Investments—99.78%	$1,387,025,311	1,655,064,219
	Other Assets less Liabilities—0.22%		3,587,650
	NET ASSETS—100%		$1,658,651,869

(a)	Non-income producing.

A category may contain multiple industries as defined by the Standard Industrial Classification system.

See Notes to Schedules of Investments.

arielinvestments.com	800.292.7435

Ariel Appreciation Fund Statistical Summary (CAAPX)	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
Company	Ticker Symbol	Price 6/30/08	Low	High	2006 Actual Calendar	2007 Actual Calendar	2008 Estimated Calendar	2006 Actual P/E	2007 Actual P/E	2008 Estimated P/E	Market Cap. ($MM)

Sotheby’s	BID	26.37	23.75	61.40	1.73	3.25	2.49	15.2	8.1	10.6	1,776
Jones Lang LaSalle Inc.	JLL	60.19	56.68	124.99	5.16	7.64	6.18	11.7	7.9	9.7	1,915
City National Corp.	CYN	42.07	39.86	78.49	4.66	4.52	3.52	9.0	9.3	12.0	2,035
Anixter International Inc.	AXE	59.49	52.26	88.40	4.23	5.81	6.52	14.1	10.2	9.1	2,134
HCC Insurance Holdings, Inc.	HCC	21.14	20.48	34.21	2.93	3.38	2.94	7.2	6.3	7.2	2,437
Black & Decker Corp.	BDK	57.51	57.33	97.01	6.55	6.03	5.52	8.8	9.5	10.4	3,505
Hewitt Associates, Inc.	HEW	38.33	29.40	43.00	(0.36)	1.71	2.16	NM	22.4	17.7	3,733
CB Richard Ellis Group, Inc.	CBG	19.20	15.23	42.74	1.46	2.11	1.92	13.2	9.1	10.0	3,880
Interpublic Group of Cos., Inc.	IPG	8.60	7.22	11.85	(0.19)	0.26	0.45	NM	33.1	19.1	4,059
Energizer Holdings, Inc.	ENR	73.09	71.25	119.60	4.63	5.74	6.05	15.8	12.7	12.1	4,202
IMS Health Inc.	RX	23.30	20.01	33.12	1.47	1.60	1.79	15.9	14.6	13.0	4,225
Janus Capital Group Inc.	JNS	26.47	21.65	37.08	0.66	1.10	1.27	40.1	24.1	20.8	4,307
Constellation Brands, Inc.	STZ	19.86	17.21	26.46	1.65	1.50	1.65	12.0	13.2	12.0	4,322
Equifax Inc.	EFX	33.62	31.49	46.30	2.12	2.02	2.49	15.9	16.6	13.5	4,344
Mohawk Industries, Inc.	MHK	64.10	63.00	103.73	7.32	7.40	6.61	8.8	8.7	9.7	4,384
Dun & Bradstreet Corp.	DNB	87.64	79.02	108.45	3.71	4.98	5.24	23.6	17.6	16.7	4,890
Gannett Co., Inc.	GCI	21.67	21.52	55.57	4.90	4.56	4.09	4.4	4.8	5.3	4,956
Tiffany & Co.	TIF	40.75	32.84	57.34	2.04	2.42	2.86	20.0	16.8	14.2	5,146
Pitney Bowes Inc.	PBI	34.10	32.64	48.91	2.69	2.72	2.86	12.7	12.5	11.9	7,154
Clorox Co.	CLX	52.20	51.60	66.90	3.12	3.32	3.36	16.7	15.7	15.5	7,195
CBS Corp.	CBS	19.49	19.10	35.75	1.80	1.98	2.03	10.8	9.8	9.6	13,031
Omnicom Group Inc.	OMC	44.88	40.86	55.45	2.57	2.95	3.37	17.5	15.2	13.3	14,375
T. Rowe Price Group, Inc.	TROW	56.47	43.00	65.46	1.90	2.40	2.55	29.7	23.5	22.1	14,658
Northern Trust Corp.	NTRS	68.57	58.73	83.17	3.00	3.24	4.10	22.9	21.2	16.7	15,095
Yum! Brands, Inc.	YUM	35.09	28.37	41.73	1.46	1.68	1.77	24.0	20.9	19.8	16,598
Franklin Resources, Inc.	BEN	91.65	83.27	145.59	5.87	7.15	7.42	15.6	12.8	12.4	21,663
Thermo Fisher Scientific Inc.	TMO	55.73	46.63	62.02	1.90	2.65	3.12	29.3	21.0	17.9	23,307
Accenture Ltd	ACN	40.72	31.91	44.00	1.73	2.17	2.73	23.5	18.8	14.9	24,464
Illinois Tool Works Inc.	ITW	47.51	45.02	60.00	3.01	3.43	3.78	15.8	13.9	12.6	24,837
Carnival Corp.	CCL	32.96	32.43	52.10	2.79	2.98	2.84	11.8	11.1	11.6	25,907
Aflac Inc.	AFL	62.80	50.19	68.81	2.85	3.27	3.86	22.0	19.2	16.3	29,836
Baxter International Inc.	BAX	63.94	49.30	65.20	2.30	2.86	3.22	27.8	22.4	19.9	40,133

Note: Holdings are as of June 30, 2008. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2008 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and June 30, 2008 stock price. NM=Not Meaningful.

Quarterly Report June 30, 2008	25 years of patient investing

Ariel Focus Fund Performance Summary	Inception: June 30, 2005

COMPOSITION OF EQUITY HOLDINGS

		Russell
	Ariel	1000	Russell	S&P
	Focus	Value	1000	500
	Fund†	Index	Index	Index
Consumer discretionary & services	34.3%	8.1%	11.5%	10.8%
Health care	16.8%	11.1%	11.9%	12.2%
Technology	12.7%	3.5%	13.5%	14.0%
Financial services	12.3%	25.2%	15.5%	15.1%
Other	9.5%	5.1%	3.5%	3.8%
Autos & transportation	6.9%	1.6%	2.4%	2.6%
Producer durables	4.8%	2.9%	5.2%	4.9%
Materials & processing	2.7%	5.2%	5.7%	4.5%
Utilities	0.0%	12.8%	7.7%	7.8%
Integrated oils	0.0%	12.3%	7.6%	8.8%
Consumer staples	0.0%	6.3%	7.4%	8.2%
Other energy	0.0%	5.9%	8.1%	7.3%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	97.1%
Cash, Other Assets & Liabilities	2.9%

Expense Ratio

Net	1.25	%*
Gross	1.63	%*

*As of 9/30/07 Ariel Investments, LLC, the Adviser to the Funds, is contractually obligated to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2009. After that date, there is no assurance that such expenses will be limited.

ABOUT THE FUND

The no-load Ariel Focus Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations in excess of $10 billion. Ariel Focus Fund is a non-diversified fund and generally will hold 20 securities.

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2008

	2nd Quarter	YTD	1 Year	3 Year	Life of Fund
Ariel Focus Fund	-3.74%	-8.56%	-15.48%	1.67%	1.67%
Russell 1000 Value Index	-5.32%	-13.57%	-18.78%	3.53%	3.30%
Russell 1000 index	-1.89%	-11.20%	-12.36%	4.81%	4.58%
S&P 500 Index	-2.73%	-11.91%	-13.12%	4.41%	4.15%

Past performance does not guarantee future results.

THE VALUE OF A $10,000 INVESTMENT IN ARIEL FOCUS FUND

	TOP TEN EQUITY HOLDINGS

1	Toyota Motor Corp. Global auto manufacturer	6.7%

2	International Business Machines Corp. Worldwide information technology company	6.6%

3	Accenture Ltd Global management consulting and technology services firm	6.1%

4	Dell Inc. Manufacturer and marketer of computer systems	5.8%

5	IMS Health Inc. Global provider of health care data	5.7%

6	Johnson & Johnson Diversified health care and consumer products company	5.6%

7	Berkshire Hathaway Inc. Global insurance and investment firm	5.5%

8	Covidien Ltd. Global health care products company	5.0%

9	Carnival Corp. Worldwide cruise company	4.9%

10	Omnicom Group Inc. Global marketing and corporate communications company	4.9%

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 1000® Index measures the performance of large-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment.

arielinvestments.com	800.292.7435

Ariel Focus Fund Schedule of Investments	June 30, 2008 (unaudited)

Number of Shares	COMMON STOCKS—97.12%	Cost	Market Value

	Autos & Transportation—6.68%
27,500	Toyota Motor Corp., ADR	$2,854,995	$2,585,000

	Consumer Discretionary & Services—33.30%
58,300	Accenture Ltd, Class A	1,679,996	2,373,976
22,800	Black & Decker Corp.	1,927,067	1,311,228
57,000	Carnival Corp.	2,633,339	1,878,720
36,500	Hewitt Associates, Inc., Class A (a)	931,694	1,399,045
56,600	Lowe’s Cos., Inc.	1,390,893	1,174,450
41,800	Omnicom Group Inc.	1,925,766	1,875,984
30,900	Tiffany & Co.	1,137,950	1,259,175
51,500	Walt Disney Co.	1,488,149	1,606,800
		13,114,854	12,879,378

	Financial Services—11.99%
15,700	Aflac Inc.	702,885	985,960
44,600	JPMorgan Chase & Co.	1,883,620	1,530,226
34,500	Morgan Stanley	1,676,552	1,244,415
42,420	UBS AG (a)	2,427,899	876,397
		6,690,956	4,636,998

	Health Care—16.32%
40,075	Covidien Ltd.	1,483,903	1,919,192
95,000	IMS Health Inc.	2,205,669	2,213,500
33,900	Johnson & Johnson	2,133,109	2,181,126
		5,822,681	6,313,818

	Materials & Processing—2.65%
34,700	USG Corp.(a)	1,566,852	1,026,079

	Other—9.18%
531	Berkshire Hathaway Inc., Class B (a)	1,578,910	2,130,372
35,475	Tyco International Ltd.	1,485,920	1,420,419
		3,064,830	3,550,791

	Producer Durables—4.66%
37,900	Illinois Tool Works Inc.	1,986,277	1,800,629

Quarterly Report June 30, 2008	25 years of patient investing

Number of Shares	COMMON STOCKS—97.12% (cont’d)	Cost	Market Value

	Technology—12.34%
102,200	Dell Inc.(a)	$2,452,320	$2,236,136
21,400	International Business Machines Corp.	1,733,079	2,536,542
		4,185,399	4,772,678

	Total Common Stocks	39,286,844	37,565,371

Principal Amount	REPURCHASE AGREEMENT—2.74%	Cost	Market Value
$1,057,575	Fixed Income Clearing Corporation, 1.15%, dated 6/30/2008, due 7/1/2008, repurchase price $1,057,609, (collateralized by Federal National Mortgage Assoc., 5.057%, due 12/8/2008)	$1,057,575	$1,057,575
	Total Investments—99.86%	$40,344,419	38,622,946
	Other Assets less Liabilities—0.14%		55,445
	NET ASSETS—100.00%		$38,678,391

(a)	Non-income producing.

A category may contain multiple industries as defined by the Standard Industrial Classification system.

See Notes to Schedules of Investments.

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Ariel Focus Fund Statistical Summary (ARFFX)	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
Company	Ticker Symbol	Price 6/30/08	Low	High	2006 Actual Calendar	2007 Actual Calendar	2008 Estimated Calendar	2006 Actual P/E	2007 Actual P/E	2008 Estimated P/E	Market Cap. ($MM)

USG Corp.	USG	29.57	29.48	50.13	8.85	1.06	(0.46)	3.3	27.9	NM	2,929
Black & Decker Corp.	BDK	57.51	57.33	97.01	6.55	6.03	5.52	8.8	9.5	10.4	3,505
Hewitt Associates, Inc.	HEW	38.33	29.40	43.00	(0.36)	1.71	2.16	NM	22.4	17.7	3,733
IMS Health Inc.	RX	23.30	20.01	33.12	1.47	1.60	1.79	15.9	14.6	13.0	4,225
Tiffany & Co.	TIF	40.75	32.84	57.34	2.04	2.42	2.86	20.0	16.8	14.2	5,146
Omnicom Group Inc.	OMC	44.88	40.86	55.45	2.57	2.95	3.37	17.5	15.2	13.3	14,375
Tyco International Ltd.*	TYC	40.04	31.01	137.64	N/A	2.15	2.84	N/A	18.6	14.1	19,427
Covidien Ltd.	COV	47.89	36.90	50.50	3.17	2.75	2.78	15.1	17.4	17.2	23,900
Accenture Ltd	ACN	40.72	31.91	44.00	1.73	2.17	2.73	23.5	18.8	14.9	24,464
Illinois Tool Works Inc.	ITW	47.51	45.02	60.00	3.01	3.43	3.78	15.8	13.9	12.6	24,837
Carnival Corp.	CCL	32.96	32.43	52.10	2.79	2.98	2.84	11.8	11.1	11.6	25,907
Aflac Inc.	AFL	62.80	50.19	68.81	2.85	3.27	3.86	22.0	19.2	16.3	29,836
Lowe’s Cos., Inc.	LOW	20.75	19.94	32.53	1.99	1.86	1.59	10.4	11.2	13.1	30,337
Morgan Stanley	MS	36.07	33.56	85.90	7.09	2.37	4.42	5.1	15.2	8.2	39,997
UBS AG	UBS	20.66	20.41	59.37	4.45	(3.23)	(4.37)	4.6	NM	NM	42,781
Dell Inc.	DELL	21.88	18.13	30.77	1.14	1.31	1.58	19.2	16.7	13.8	44,132
Walt Disney Co.	DIS	31.20	26.30	35.69	1.69	2.01	2.25	18.5	15.5	13.9	59,317
JPMorgan Chase & Co.	JPM	34.31	33.96	50.48	3.86	4.38	2.65	8.9	7.8	12.9	116,683
Toyota Motor Corp.	TM	94.00	91.21	128.33	8.17	9.97	9.20	11.5	9.4	10.2	149,680
International Business Machines Corp.	IBM	118.53	97.04	129.99	6.23	7.13	8.31	19.0	16.6	14.3	162,798
Johnson & Johnson	JNJ	64.34	59.72	68.85	3.76	4.35	4.67	17.1	14.8	13.8	181,280
Berkshire Hathaway Inc.	BRK.B	4,012.00	3,558.00	5,059.00	199.86	207.73	190.39	20.1	19.3	21.1	187,042

Note: Holdings are as of June 30, 2008. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2008 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and June 30, 2008 stock price. NM=Not Meaningful. NA=Not Applicable.

*On 7/2/07, Tyco International Ltd. divided into three companies (Tyco International, Tyco Electronics and Covidien Ltd.) and completed a 1-for-4 stock split. Therefore, 2006 earnings figures do not exist for the individual segments of the original company.

Notes to Schedules of Investments	June 30, 2008 (unaudited)

Note One | Organization

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund (the “Funds”) are series of the Trust. Ariel Fund and Ariel Appreciation Fund are diversified portfolios and Ariel Focus Fund is a non-diversified portfolio of the Trust.

Note Two | Significant accounting policies

The following is a summary of significant policies related to investments of the Funds held on June 30, 2008.

Investment valuation — Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask price.

Debt obligations having a maturity of 60 days or less are valued at amortized cost which approximates market value. Debt securities with maturities over 60 days are valued at the yield equivalent as obtained from a pricing service or one or more market makers for such securities. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Repurchase agreements — The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Securities transactions — Securities transactions are accounted for on a trade date basis.

Note Three | Transactions with affiliated companies

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. Ariel Fund had the following transactions during the nine months ended June 30, 2008, with affiliated companies:

	Share Activity					Nine Months Ended June 30, 2008
Security Name	Balance September 30, 2007	Purchases	Sales	Balance June 30, 2008	Market Value June 30, 2008	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares

ACCO Brands Corp.	3,380,000	28,000	—	3,408,000	$38,271,840	$—	$—
Anixter International Inc.	2,218,775	—	—	2,218,775	131,994,925	—	—
Assured Guaranty Ltd.*	5,440,950	440,400	5,881,350	—	—	332,459	9,741,800
BearingPoint, Inc.*	17,554,450	66,500	17,620,950	—	—	—	(114,790,274)
Hewitt Associates, Inc.*	6,660,350	—	3,167,300	3,493,050	*	—	33,613,645
IDEX Corp.*	4,562,700	—	1,199,200	3,363,500	*	1,011,612	22,473,758
					$170,266,765	$1,344,071	$(48,961,071)

* No longer an affiliated company as of June 30, 2008.

Hewitt Associates provides record-keeping services for employer-sponsored plans invested in the Funds and receives shareholder service fees accordingly. An affiliate of Hewitt Associates, Hewitt Financial Services distributes Fund shares and receives 12b-1 fees from Ariel Distributors, LLC.

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BOARD OF TRUSTEES

CHAIRMAN EMERITUS
(has no trustee duties or responsibilities)

BERT N. MITCHELL, CPA

Chairman and Chief Executive Officer, Mitchell & Titus, LLP

* Independent Trustee

Celebrating 25 years of patient investing

ARIEL INVESTMENT TRUST

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com

TPI ©7/08